NYSE American symbol - UEC

Uranium Energy Corp Announces Results of Annual General Meeting

July 19, 2018, Corpus Christi, Texas - Uranium Energy Corp (NYSE American: UEC, the "Company" or "UEC") is pleased to announce that, in conjunction with the holding of the Company's recent annual general meeting of stockholders on July 19, 2018, the following matters were duly ratified by the Company's stockholders and have now been implemented by the Board of Directors in the following manner:

  Amir Adnani, Spencer Abraham, Ivan Obolensky, Vincent Della Volpe, David Kong, Ganpat Mani and Gloria Balletsta were elected to the Board of Directors of the Company;

  Ernst & Young LLP, Chartered Professional Accountants, were appointed as the Company's independent registered accounting firm;

  the Company's 2018 Stock Incentive Plan was approved;

  the Company's executive compensation was approved; and

  the following Executive Officers of the Company were re-appointed by the Board of Directors of the Company immediately following the AGM:

Amir Adnani:                  President and Chief Executive Officer;

Pat Obara:                     Secretary, Treasurer and Chief Financial Officer; and

Scott Melbye                  Executive Vice President.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company.  The Company's fully-licensed Hobson Processing Facility is central to all of its projects in South Texas, including the Palangana ISR mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project.  In Wyoming, UEC controls the permitted Reno Creek ISR project. Additionally, the Company controls a pipeline of advanced-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay, and a large, high-grade titanium project in Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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